Contingencies, Committments and Warranties	12 Months Ended
Dec. 31, 2018
Text block [abstract]
Contingencies, Committments and Warranties
32	CONTINGENCIES, COMMITMENTS, AND WARRANTIES

In the opinion of management and its legal advisors, the provisions recorded primarily for labor and tax claims are sufficient to cover the results of these probable contingencies. (Note 23)

a)	Tax contingencies

•

Since the fiscal year 2016, there has been an appeal process before the Tax Court and another contentious-administrative process before the Judicial Branch regarding the results of VAT and Income Tax audits from 1999 to 2002. The maximum exposure amount is S/6.9 million.

•

In our subsidiary GyM S.A., as a result of the audit processes corresponding to 1999, 2001 and 2010, SUNAT has issued determination and fine resolutions that together amount to approximately S/19.1 million.

•

In the fiscal year 2017, the tax litigation related to the fiscal year 2001 was resolved, in which the Tax Court ordered SUNAT to recalculate its observations, determining an amount lower than that initially claimed. Our subsidiary has decided to accept the conclusions of this resolution and submitted requests for installment payment of the debt amounting S/14.1 million.

•

Also, at the end of the fiscal year 2017, the contentious-administrative process related to the fiscal year 1999 was resolved through which the Judicial Branch rejected our arguments and confirmed what SUNAT had stated. With respect to this process, there is already a contingency provision of S/5 million accounted for.

•

The administrative tax process related to the fiscal year 2010 is still ongoing; however, its resolution will not imply an economic loss since it corresponds to a greater return of the balance in favor in 2011 already audited by the Tax Administration.

•

On the other hand, the Consortiums in which the subsidiary GyM S.A. participates initiated claims before SUNAT for the results of audits with a maximum exposure amount as of December 31, 2018, of S/2.6 million (as of December 31, 2017, S/3 million).

•

In the fiscal year 2017, Viva GyM challenged the results of the audit process corresponding to the fiscal year 2009, whose determination and fine resolutions as a whole generate a maximum exposure amount as of December 31, 2017, of S/1.5 million. In April 2018, the tax administration declared unfounded the claim for which an appeal has been filed before the Tax Court.

Management estimates that all of the above processes will be favorable considering their characteristics and the evaluation of their legal advisors.

b)	Other contingencies

i)

Civil lawsuits, mainly related to damages, termination of contracts and claims for work accidents amounting to S/. 0.92 million (S/0.86 million correspond to GyM, and S/0.06 million correspond to Morelco).

ii)

Contentious-administrative proceedings amounting to S/13.59 million (S/9.64 million correspond to Consorcio Terminales and GMP; S/2.85 million correspond to GyM; S/1.08 million correspond to GyM Ferrovias, and the remaining S/0.02 million correspond to Las Lomas - Inmobiliaria).

iii)

Administrative processes amounting to S/14.96 million (S/9.88 million correspond to GyM S.A. mainly due to Consorcio Constructor Ductos del Sur; S/1.25 million correspond to Graña y Montero S.A.A.; S/2.13 million correspond to GyM Ferrovias; S/0.85 million correspond to Viva GyM; and, the remaining S/0.85 million correspond to GMP, Terminales del Peru, Consorcio Toromocho, and Concesion Canchaque).

iv)

Labor processes amounting to S/17.25 million (S/14.93 million correspond to GyM, its subsidiaries, and consortia; S/0.69 million correspond to GMP; S/0.33 million correspond to Vial and Vives - DSD; S/0.22 million correspond to Morelco; S/0.50 million correspond to Consorcio Huacho-Pativilca); and, S/0.58 million correspond to Servisel.

v)

Two securities class action lawsuits have been filed against the company and certain current and former officers in New York (“Eastern District of New York”) during the first quarter of 2017. Both actions allege that false and misleading statements were filed during the period. In particular, it is alleged that the defendant failed to disclose, among other things, that: a) the Company knew that its partner Odebrecht was involved in illegal activities; and that, b) the Company profited from such activities in violation of its own corporate governance rules. On March 6, 2018, the Court appointed Treasure Finance Holding Corp. to represent the plaintiffs. The company filed an exception requesting that the Court dismiss the lawsuit because even assuming that the facts alleged in the lawsuit were true, the plaintiffs would not be entitled to sue on the basis that: (a) the failure by the plaintiffs to register alleged unlawful payments would not have a material impact on the company’s financial statements even if they existed; (b) the evidence provided by the plaintiffs should be dismissed by the Court; and (c) the plaintiffs have not alleged that the defendants acted with intent to deceive and to benefit. The court has not yet ruled on that motion, but has granted plaintiffs leave to file a further amended complaint. The procedural issue is expected to be resolved during 2019. After that, the Court may dismiss the lawsuit or admit it. Legal counsel cannot predict the outcome of this class action or how it may impact the Company.

c)	Letters of Credit and Guarantees

As of December 31, 2018, the Group has letters of credit and guarantees in force in various financial entities guaranteeing operations for US$471.6 and US$13.9 million, respectively (US$959.7 and US$202.2 million, respectively, as of December 31, 2017), equivalent to S/1,593.5 million and S/46.9 million (S/3,114.2 million and S/656.1 million, respectively, as of December 31, 2017).